EXHIBIT 10 (ee)

         THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (this "Agreement") is made and entered into as of this 28th day of January, 1998 among:

         DATA GENERAL CORPORATION, a Delaware corporation ("Borrower"), NATIONSBANK OF TEXAS, NATIONAL ASSOCIATION, a national banking association, THE BANK OF NEW YORK, FLEET NATIONAL BANK, formerly known as Fleet Bank of Massachusetts, N.A, THE BANK OF NOVA SCOTIA, CREDIT LYONNAIS NEW YORK BRANCH and US TRUST (each individually, a "Lender" and collectively, the "Lenders"); and

         NATIONSBANK  OF  TEXAS,  NATIONAL   ASSOCIATION,   a  national  banking
association, in its capacity as agent for the Lenders (in such capacity, the "Agent");

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Lenders and the Agent have entered into a Credit Agreement dated as of September 30, 1997, (the "Credit Agreement") pursuant to which the Lenders agreed to make a Revolving Credit Facility available to the Borrower; and

         WHEREAS, the Borrower has requested that the Credit Agreement be amended in the manner set forth herein and the Agent and the Lenders are willing to agree to such amendment;

         NOW, THEREFORE, in consideration of the mutual covenants and the fulfillment of the conditions set forth herein, the parties hereto do hereby agree as follows:

         1. Definitions. Any capitalized terms used herein without definition shall have the meaning set forth in the Credit Agreement.

         2. Amendment. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

            (a) Section 1.01 of the Credit Agreement is hereby amended by inserting therein the following new defined term in alphabetical position:

                "Stock  Buyback   Program"  means  the  Data  General
             Corporation Stock Buyback Program as approved by the Board of Directors of the Borrower from time to time;

            (b) Section 8.6 of the Credit  Agreement is hereby  amended by (i)
             deleting the word "and" at the end of clause (k) thereof, (ii) deleting the period at the end of clause (l) thereof and inserting "; and" in replacement thereof and (iii) by adding a new clause (m) thereto which shall read as follows:

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                           (m) repurchase shares of its own capital stock in one
                  or more transactions on or prior to January 28, 1999 pursuant to the Stock Buyback Program for an aggregate purchase price of up to $60,000,000.

                  (c) Section 8.8 of the Credit Agreement is hereby deleted in its entirety and the following new Section 8.8 is inserted in replacement thereof:

                           8.8 Restricted Payments. Neither the Borrower nor any
                  Subsidiary shall make any Restricted Payment or apply or set apart any of their assets therefor or agree to do any of the foregoing, provided, however, the Borrower may repurchase shares of its own capital stock in one or more transactions on or prior January 28, 1999 pursuant to the Stock Buyback Program for an aggregate purchase price of up to $60,000,000;

         3. Effectiveness. This Agreement shall become effective as of the date hereof upon receipt by the Agent of seven fully executed copies of this Agreement (which may be signed in counterparts).

         4. Representations and Warranties. In order to induce the Agent and the Lender to enter into this Agreement, the Borrower represents and warrants to the Agent and the Lenders as follows:

                  (a) The  representations  and  warranties  made by Borrower in
         Article V of the Credit Agreement are true and correct on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date and except that the financial statements referred to in Section 6.6(a) of the Credit Agreement shall be deemed to be those financial statements most recently delivered to the Agent and the Lenders pursuant to Section 7.1 of the Credit Agreement;

                  (b)  There  has  been  no  material   adverse  change  in  the
         condition, financial or otherwise, of the Borrower and its Subsidiaries, taken as a whole, since the date of the most recent financial reports of the Borrower received by the Agent and the Lenders under Section 7.1(a) of the Credit Agreement, other than changes in the ordinary course of business;

                  (c) The business and properties of the Borrower and its Subsidiaries, taken as a whole, are not, and since the date of the most recent financial report of the Borrower and its Subsidiaries received by the Agent and the Lenders under Section 7.1(a) of the Credit Agreement, have not been, adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout, combination of workers, flood, embargo, riot, activities of armed forces, war or acts of God or the public enemy, or cancellation or loss of any major contracts; and

                  (d) No event has occurred and is continuing which constitutes, and no condition exists which upon the consummation of the transaction contemplated hereby would constitute, a Default or an Event of Default on the part of the Borrower under the Credit Agreement.

         5. Entire Agreement. This Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter.

         6. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Letter of Credit Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

         7. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

         8. Governing Law. This Agreement shall in all respects be governed by the laws and judicial decisions of the State of New York.

         9. Enforceability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

         10. Credit Agreement. All references in any of the Letter of Credit Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby.

                                              [Signature page follows.]


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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                     BORROWER:

                     DATA GENERAL CORPORATION

                     By:      s/  Robert C. McBride
                     Name:             Robert C. McBride
                     Title:            VP/Treasurer


                     AGENT:

                     NATIONSBANK OF TEXAS, NATIONAL ASSOCIATION, as Agent for the Lenders

                     By:      /s/  Timothy M. O'Connor
                     Name:             Timothy M. O'Connor
                     Title:            Vice President


                                                     LENDERS:

                     NATIONSBANK OF TEXAS, NATIONAL ASSOCIATION

                     By       /s/  Timothy M. O'Connor
                     Name:             Timothy M. O'Connor
                     Title:            Vice President


                     THE BANK OF NEW YORK

                     By:      /s/  Walter C. Parelli
                     Name:             Walter C. Parelli
                     Title:            Vice President




                     FLEET NATIONAL BANK

                     By:      /s/  Thomas W. Davies
                     Name:             Thomas W. Davies
                     Title:            SVP


                     THE BANK OF NOVA SCOTIA

                     By:      /s/  T. M. Pitcher
                     Name:             T. M. Pitcher
                     Title:
                              Authorized Signatory

                     CREDIT LYONNAIS NEW YORK BRANCH

                     By:      /s/  Vladimir Labun
                     Name:             Vladimir Labun
                     Title:            First Vice President-Manager


                     US TRUST

                     By:      /s/  Anthony Wilson
                     Name:             Anthony Wilson
                     Title:            SVP